                                                                   EXHIBIT 10.35


--------------------------------------------------------------------------------





                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                     Between

                           LOUDEYE TECHNOLOGIES, INC.

                                    as Lender

                                  MARTIN TOBIAS

                                   as Borrower

                                       and

                 ALEX TOBIAS and 55 BELL STREET PROPERTIES, LLC,
                     a Washington limited liability company

                              as Additional Parties

                          Dated as of November 30, 2001



                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS AND ACCOUNTING TERMS....................................................1

ARTICLE II AMOUNTS AND TERMS OF ADVANCES......................................................4
        Section 2.1   The Commitment..........................................................4
        Section 2.2   The Advances............................................................4
        Section 2.3   Minimum and Maximum Advance Amount......................................4
        Section 2.4   Frequency of Advances...................................................5
        Section 2.5   Requests for Advances; Advances by Lender...............................5
        Section 2.6   Interest Rates; Late Charges............................................5
        Section 2.7   Repayment of Principal; Maturity........................................5
        Section 2.8   Evidence of Debt........................................................6
        Section 2.9   Payments and Computations...............................................6
        Section 2.10  Prepayments.............................................................6
        Section 2.11  Termination of Advances.................................................7

ARTICLE III COLLATERAL........................................................................7
        Section 3.1   Generally...............................................................7
        Section 3.2   Additional Documents....................................................8
        Section 3.3   Title Policies..........................................................8
        Section 3.4   Release of Collateral...................................................8
        Section 3.5   Subordination of Bell Street Deed of Trust..............................9
        Section 3.6   Application of Sales Proceeds...........................................9
        Section 3.7   Covenants of Additional Parties.........................................9

ARTICLE IV CONDITIONS OF BORROWING............................................................10
        Section 4.1   Conditions Precedent to Initial Borrowing...............................10
        Section 4.2   Conditions Precedent to Each Borrowing..................................11

ARTICLE V REPRESENTATIONS AND WARRANTIES......................................................12
        Section 5.1   Authorization; No Breach................................................12
        Section 5.2   Financial Information...................................................12
        Section 5.3   Legal Effect............................................................12
        Section 5.4   Real Properties.........................................................12
        Section 5.5   Names.................................................................. 12
        Section 5.6   Compliance with Law.....................................................12
        Section 5.7   Hazardous Substances....................................................12
        Section 5.8   Litigation and Claims...................................................13
        Section 5.9   Taxes.................................................................. 13
        Section 5.10  Lien Priority...........................................................13
        Section 5.11  Borrower's Residence....................................................13
        Section 5.12  Information.............................................................13
        Section 5.13  Survival of Representations and Warranties..............................13

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        Section 5.14  Business Purpose........................................................13

ARTICLE VI COVENANTS..........................................................................13
        Section 6.1   Payment of Indebtedness.................................................13
        Section 6.2   Changes in Financial Condition; Litigation..............................14
        Section 6.3   Financial Statements and Tax Returns....................................14
        Section 6.4   Compliance With Law.....................................................14
        Section 6.5   Use of Proceeds.........................................................14
        Section 6.6   Additional Assurances...................................................14

ARTICLE VII DEFAULT AND REMEDIES..............................................................15
        Section 7.1   Events of Default.......................................................15
        Section 7.2   Remedies................................................................16
        Section 7.3   Cumulative Remedies.....................................................16
        Section 7.4   Application of Payments.................................................16
        Section 7.5   Good Faith Negotiation..................................................16
        If Borrower cannot repay principal and accrued interest in full upon the maturity of the Note, Borrower and Lender shall in good
                      faith attempt to negotiate an extension of the term of the
                      Note upon commercially reasonable terms and conditions. If no agreement is reached within two weeks of the maturity
                      date of the Note, then the parties obligation to continue
                      to negotiate an extension shall terminate. Nothing in this section shall require either Lender or Borrower to agree
                      upon any such
                      extension...............................................................16

ARTICLE VIII MISCELLANEOUS....................................................................16
        Section 8.1   Amendments..............................................................16
        Section 8.2   Notices.................................................................17
        Section 8.3   No Waiver; Remedies.....................................................17
        Section 8.4   Costs and Expenses; Indemnification.....................................17
        Section 8.5   Binding Effect; Assignments and Participations..........................18
        Section 8.6   Execution in Counterparts...............................................18
        Section 8.7   Governing Law...........................................................18
        Section 8.8   Jurisdiction and Venue; Waive of Jury Trial.............................18
        Section 8.9   No Fiduciary Duty.......................................................19
        Section 8.10  Severability............................................................19
        Section 8.11  Entire Agreement........................................................20
        Section 8.12  Descriptive Headings....................................................20
        Section 8.13  Gender and Number.......................................................20

EXHIBIT A         FORM OF NOTE
EXHIBIT B         REQUEST FOR ADVANCE

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

        THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") dated as of November 30, 2001 is made by and between MARTIN TOBIAS ("Borrower"), ALEX TOBIAS, wife of Borrower, 55 BELL STREET PROPERTIES, LLC, a Washington limited liability company ("55 Bell Street" and collectively with Alex Tobias, "Additional Parties") and LOUDEYE TECHNOLOGIES, INC., a Delaware corporation ("Lender").

        This Agreement is intended to amend, restate, and supersede in its entirety that certain Credit Agreement executed by the parties hereto and dated as of October 26, 2001.

                                    RECITALS

        Borrower has requested that Lender make loan advances to him from time to time. Subject to the terms and conditions of this Agreement and of the other Loan Documents (as defined below) Lender is willing to extend certain credit to Borrower as provided in this Agreement.

        Accordingly, the parties agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

        As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        "Account Control Agreement" means the Account Control Agreement dated January 30, 2001 between Robertson Stephens, Inc., fka FleetBoston Robertson Stephens Inc., Loudeye Technologies, Inc. and Martin G. Tobias

        "Advance" means an advance by Lender to Borrower pursuant to Article II hereof.

        "Amendments" means the Amendment to the Account Control Agreement, and the Amendment to the Security Agreement, to be executed pursuant to the terms hereof.

        "Bell Street Deed of Trust" has the meaning specified in Section 3.1(a).

        "Borrower" has the meaning specified in the preamble to this Agreement.

        "Business Day" means a day which is not a Saturday, Sunday or other day on which banks are required or authorized to close in Seattle, Washington.

        "Collateral" means the collateral described in, and all items of real and personal property in which Lender holds a Lien to secure the credit facilities provided for in this Agreement under, the Security Agreement (as amended), the Account Control Agreement (as amended), the Deeds of Trust, or any other Loan Document at any time now or hereafter in effect between Lender and Borrower.

        "Commitment" has the meaning specified in Section 2.1.

        "Deeds of Trust" means collectively the Bell Street Deed of Trust and the Union Street Second Deed of Trust.

        "Default" has the meaning specified in the definition of "Event of Default."

        "Default Rate" has the meaning specified in Section 2.4(b).

        "Effective Date" means the earlier of (a) the date of the first Borrowing under this Agreement or (b) the Business Day on which Lender notifies Borrower in writing that all conditions precedent to the making of Advances under this Agreement set forth in Article III have been satisfied or waived in writing by Lender.

        "Event of Default" means any of the events specified in Section 7.1, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

        "Existing Deed of Trust" means the first lien Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated January 30, 2001, granted by 55 Bell Street to Lender to secure certain obligations of Borrower to Lender, and encumbering the Bell Street Property, and recorded under King County Auditor's File No. 20010207000583.

        "Existing Title Policy" means the mortgagee's policy of title insurance in favor of Lender issued by Chicago Title Insurance Company under its Order No. 586833, insuring the lien of the Existing Deed of Trust.

        "Indebtedness" means the entire balance of principal, interest, fees, costs, advances, and any other sums owed at any time to Lender by Borrower, by 55 Bell Street, by Tobiases, or by the owner of any of the other Collateral, pursuant to this Agreement or any of the other Loan Documents.

        "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, any assignment for the benefit of creditors, or any other proceeding seeking reorganization, arrangement or other relief from Indebtedness.

        "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

        "Loan Documents" means this Agreement, the Note, the Deeds of Trust, the Security Agreement and the Account Control Agreement as modified by the Amendments, and all other documents, instruments and agreements related thereto.

        "Material Adverse Effect" means any material adverse effect on: (a) the assets, capitalization, property, condition (financial or otherwise) or prospects of Borrower; (b) the value of the Collateral or the validity, perfection or priority of the liens of Lender on the Collateral; or (c) the ability of Borrower to pay and perform its obligations as they become due, including all obligations under the Loan Documents.

        "Note" means the promissory note payable to the order of Lender in the form of EXHIBIT A hereto evidencing the aggregate indebtedness of Borrower to Lender under this Agreement.

        "Permitted Liens" means (a) Liens securing Indebtedness owed by Borrower to Lender, (b) Liens for taxes, assessments or similar charges not yet delinquent, (c) the Union Street First Deed of Trust, and (d) Liens which have been disclosed to and approved by Lender in writing.

        "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or any governmental authority or entity.

        "Prime" means the prime rate of interest published from time to time in the Wall Street Journal.

        "Real Property Collateral" means the real and personal property encumbered by the Bell Street Deed of Trust and the Union Street Second Deed of Trust.

        "Security Agreement" means that certain Security Agreement between Martin G. Tobias and Lender, dated January 30, 2001, pursuant to which a security interest was granted to Lender in 4,383,123 shares of stock of Loudeye Technologies, Inc.

        "Security Documents" means the Deeds of Trust, the Security Agreement, the Account Control Agreement, and all other documents, instruments and agreements (a) under which any Person grants a security interest to Lender for the purpose of securing the obligations of Borrower contained in this Agreement, the Note and the other Loan Documents, or (b) which relate to the perfection of such a security interest, as the same may be amended, supplemented, extended or replaced from time to time.

        "Stock" means the stock in Loudeye Technologies, Inc., pledged pursuant to the Security Agreement and the Account Control Agreement.

        "Stock Certificates" means the certificates evidencing the Stock.

        "Termination Date" has the meaning specified in Section 2.11 hereof.

        "Title Insurer" means Chicago Title Insurance Company.

        "Title Policies" means the policies of title insurance to be issued to Beneficiary pursuant to Section 3.3 hereof, insuring the liens of the Deeds of Trust in form and content satisfactory to Lender, and with respect to the Bell Street Property shall mean the endorsements to the Existing Title Policy to the extent Lender accepts such endorsements in lieu of a new Title Policy on the Bell Street Property, as provided in Section 3.3 hereof.

        "Union Street First Deed of Trust" means the deed of trust executed by Tobiases as Grantor in favor of Columbia Bank as Beneficiary, Loan No. 2679379340001 recorded under King County Auditor's File No. 9806191831, encumbering the Union Street Property and securing an indebtedness in the original principal amount of $578,000.

        "Union Street Second Deed of Trust" has the meaning specified in Section 3.1(b).

        "Union Street Property" has the meaning specified in Section 3.1(b).

        "Unused Commitment" means, as of any date of determination, an amount equal to the Commitment minus the sum of: (a) the aggregate principal amount of all Advances that have been made by Lender to date, regardless of the then-outstanding balance thereof, and (b) the aggregate principal amount of Advances for which a Request for Advance has been made pursuant to Section 2.3 but which have not been disbursed as of the date of determination.

                                   ARTICLE II

                          AMOUNTS AND TERMS OF ADVANCES

        Section 2.1 The Commitment. Subject to the terms and conditions of this Agreement, Lender shall make available to Borrower a non-revolving credit facility in the maximum principal amount of Two Million Dollars ($2,000,000) (the "Commitment").

        Section 2.2 The Advances. Lender agrees, on the terms and conditions set forth below, during the period from the Effective Date to the Termination Date, to make Advances to Borrower from time to time on any Business Day. Lender shall have no obligation to make any Advances on or after the Termination Date (defined below).

        Section 2.3 Minimum and Maximum Advance Amount. Each request for an Advance shall be in an amount not less than $50,000, and not greater than the greater of (A) the Unused Commitment, or (B) the sum of $1,000,000 plus one-half of the then market value (determined by reference to its price on the Nasdaq stock exchange) of all of the Stock. Advances shall be in amounts representing multiples of $10,000 above the $50,000 minimum advance amount specified above.

        Section 2.4 Frequency of Advances. In no event shall Borrower be entitled to more than two Advances in any calendar month.

        Section 2.5 Requests for Advances; Advances by Lender. Each request for an Advance hereunder shall be made by Borrower to Lender in writing and shall be in the form of EXHIBIT B hereto (each such request being referred to as a "Request for Advance"). Provided Borrower is then entitled to receive such Advance pursuant to the terms hereof, Lender shall make Advances to Borrower in immediately available funds to an account of Borrower approved by Lender, within three (3) business days following Lender's receipt of the Request for Advance. Borrower and Additional Parties shall provide Lender with such information and reports as may be necessary for Lender to verify that Borrower is entitled to receive an Advance hereunder.

        Section 2.6 Interest Rates; Late Charges.

               (a) Advances. Borrower shall pay interest on the unpaid principal outstanding hereunder from time to time, at a variable rate equal to Prime plus one percent (1%) per annum, adjusted monthly based on the Prime in effect on the first day of each calendar month during the term hereof.

               (b) Default Rate. Notwithstanding any contrary provision of this Agreement or any other Loan Document, after the occurrence and during the continuance of an Event of Default, and without notice or demand, all principal, interest and other amounts owing under this Agreement, the Note and the other Loan Documents shall bear interest at a rate per annum equal at all times to the otherwise applicable interest rate plus five percent (5%). No election by Lender not to charge the Default Rate with respect to an Event of Default shall in any way limit Lender's right to later charge the Default Rate with respect to the same or any other Event of Default, whether of a similar or a different nature.

               (c) Late Charge. If any payment due hereunder is ten (10) days or more late, Borrower shall pay to Lender a late fee equal to two percent (2%) of such payment or $25.00, whichever is greater; provided that no such amount shall be charged on or after the date on which Lender has declared all amounts owing hereunder to be due and payable as provided in Section 7.2.

               (d) Maximum Interest. In no event shall charges constituting interest payable by Borrower to Lender exceed the maximum amount permitted under any applicable law or regulation, and if any payments by Borrower exceed such maximum amount, the excess shall be applied first to reduce the amounts owing to Lender under this Agreement and the other Loan Documents in such order as Lender may elect, next to reduce any other amounts owing by Borrower to Lender in such order as Lender may elect, and any excess shall be refunded to Borrower.

        Section 2.7 Repayment of Principal; Maturity. The entire outstanding balance of principal, interest, fees, costs, advances and any other amounts owed by Borrower to Lender hereunder and under the other Loan Documents will be due and payable in full on June 30, 2003.

        Section 2.8 Evidence of Debt. The Advances made by Lender to Borrower shall be evidenced by the Note, payable to the order of Lender. Lender may maintain an account or accounts evidencing the Indebtedness of Borrower resulting from Advances hereunder and other sums owed by Borrower pursuant to the Loan Documents, and payments made from time to time under this Agreement. In any legal action or proceeding in respect of this Agreement or the Note, the entries made in such account or accounts shall be presumptive evidence of the existence and amounts of the obligations of Borrower therein recorded absent manifest error.

        Section 2.9 Payments and Computations.

               (a) Borrower shall pay all interest accruing on the outstanding principal balance of the Indebtedness hereby evidenced in arrears on the first day of each calendar month; provided, however, that so long as no Event of Default is pending hereunder or under any of the other Loan Documents, Borrower may elect, by written notice to Lender prior to the date when any monthly payment of interest would otherwise be payable, to have the interest accruing hereunder added to and become part of the principal balance of the indebtedness hereby evidenced on the first day of every third calendar month during the term hereof, and such quarterly capitalization of interest shall continue until Borrower rescinds such election by written notice to Lender, or until the occurrence of an Event of Default hereunder.

               (b) Borrower shall make each payment hereunder and under the Note, without offset or deduction of any kind, on the day when due in U.S. Dollars to Lender at 414 Olive Way, Suite 500, Seattle, Washington, or at such other location designated by notice from Lender pursuant to the notice provision of this Agreement, in immediately available funds. Any payment received by Lender after such time shall be deemed to have been received on the next succeeding Business Day.

               (c) All computations of interest shall be made by Lender on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by Lender of an interest rate or an increased cost or of illegality hereunder shall be presumptive evidence thereof and binding for all purposes absent manifest error.

               (d) At the maturity date of the Note, in its sole discretion, Lender may accept as payment for principal or interest then due thereunder, shares of common stock of Loudeye Technologies, Inc. owned by Borrower and pledged as collateral to secure Borrower's obligations thereunder. In the event that Borrower desires to make payments in Loudeye shares and Lender is willing to accept such shares in payment, the shares shall be valued at 80% of the closing bid price of Loudeye common stock on the maturity date on the Nasdaq Stock Market or such other market that is the principal trading market for shares of Loudeye common stock as of such date.

        Section 2.10 Prepayments. Borrower may prepay its obligation hereunder in full or in part at any time without premium or penalty.

        Section 2.11 Termination of Advances. Notwithstanding any other provision hereof or of any other documents or instruments executed in connection with the credit facility described herein, no further Advances shall be made by Lender hereunder on or after that date (the "Termination Date") which is the earliest to occur of the following:

               (a) January 31, 2003;

               (b) The date on which an Event of Default occurs as described in
Section 7.1 hereof;

               (c) The date on which the common stock of Loudeye Technologies, Inc. is de-listed from the Nasdaq National Market System; or

               (d) The date the Bell Street Deed of Trust or the Union Street Second Deed of Trust is reconveyed, or that the lien of the Bell Street Deed of Trust is subordinated by Lender to any other lien against the Bell Street Property.

                                  ARTICLE III

                                   COLLATERAL

        Section 3.1 Generally. The obligations of Borrower to Lender hereunder and under the Note shall be secured by the following Collateral:

               (a) A first lien Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, in form and content satisfactory to Lender encumbering the real property located at 55 Bell Street, Seattle, Washington, owned by 55 Bell Street Properties LLC, a Washington limited liability company ("55 Bell Street"), encumbering certain real property owned by 55 Bell Street and the leases and rents and personal property related thereto and associated therewith (the "Bell Street Deed of Trust"); alternatively, in Lender's sole discretion, Lender may elect to require Borrower to execute and deliver to Lender a modification of the Existing Deed of Trust in such form and on such terms as Lender may require, and if Lender elects to require such a modification in lieu of a new deed of trust, the term "Bell Street Deed of Trust" as used herein shall be deemed to refer to such modification agreement.

               (b) A second lien Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing, in form and content satisfactory to Lender, encumbering the real property located at 3406 East Union Street, Seattle, Washington, owned by Martin Tobias and Alex Tobias, husband and wife ("Tobiases"), encumbering certain real property described therein (the "Union Street Property") owned by Tobiases, and the leases and rents and personal property related thereto and associated therewith (the "Union Street Second Deed of Trust"), and subject to no senior monetary liens other than the Union Street First Deed of Trust; in conjunction with the recording of such Deed of Trust the holder of the Union Street First Deed of Trust must agree in writing in favor of Lender to provide Lender with written notice of defaults of Borrower under the Union Street First Deed of Trust and an opportunity to cure such defaults prior to acceleration of the indebtedness secured thereby;

               (c) UCC-1 financing statements, evidencing Lender's security interest in any tangible and intangible personal property used in connection with the real property described in the Deeds of Trust;

               (d) A first lien pledge of 4,600,000 shares of common stock in Lender owned by Borrower, pursuant to the Security Agrement and the Account Control Agreement as amended by the Amendments in form and content satisfactory to Lender and UCC-1 Financing Statements in favor of Lender as are required pursuant to such Agreement; and

        Section 3.2 Additional Documents. In addition to the Deeds of Trust, 55 Bell Street and Tobiases shall be required to execute and deliver to Lender, at Lender's request, a hazardous substance indemnification agreement and an assignment of leases and rents with respect to the Bell Street Property and the Union Street Property, respectively.

        Section 3.3 Title Policies. As a condition of receiving any Advances hereunder, Borrower shall provide Lender, at Borrower's sole cost and expense, with ALTA extended coverage mortgagee's policies of title insurance issued by the Title Insurer, each in the amount of $2,000,000 (with pro tanto endorsements), insuring the Bell Street Deed of Trust and the Union Street Second Deed of Trust (collectively, the "Deeds of Trust") as a first lien and a second lien, respectively, against each such property subject to no exceptions for creditors' rights and no other exceptions except as are acceptable to Lender in its discretion, and containing such endorsements as Lender may require in its discretion. As an alternative to a new title policy insuring the Bell Street Deed of Trust, Lender may in its discretion accept a modification endorsement and such other endorsements as Lender may require, at Borrower's sole cost and expense, to the Existing Title Policy, in form and content satisfactory to Lender and providing coverage comparable in Lender's discretion to that described above, if Lender accepts a modification of the Existing Deed of Trust in lieu of a new Bell Street Deed of Trust as provided in Section 3.1 hereof.

        Section 3.4 Release of Collateral. Provided that at the time Borrower shall request that Lender release (or subordinate, as applicable) its lien and encumbrance on any of the Collateral described hereinabove, there is no default or Event of Default pending hereunder or under any of the other Loan Documents, nor has any event occurred that with the passage of time, the giving of notice, or the lapse of any period of grace ripen into a default, Borrower may obtain the release of the Collateral upon written request to Lender under the following terms and conditions:

               (a) Lender shall fully reconvey the Bell Street Deed of Trust at such time as the outstanding balance of principal, together with any outstanding interest that is to be capitalized pursuant to a notice given to Lender pursuant to Section 2.8(a) hereof, is $1,000,000 or less, provided that in Lender's reasonable judgment, the remaining Collateral pledged by Borrower is adequate to secure the Indebtedness;

               (b) Lender shall fully reconvey the Union Street Second Deed of Trust upon receipt of the Net Sales Proceeds (defined below) (if any) received by Tobiases in a sale of the Union Street Property on terms and conditions acceptable to Lender in its discretion; for purposes hereof, "Net Sales Proceeds" shall mean the actual sales price of such property paid in an arms' length sale, less the outstanding balance of the indebtedness secured by the Union Street First Deed of Trust, reasonable and customary prorations and closing costs (including without limitation, real estate excise tax, escrow fees, title insurance premiums, and commercially reasonable brokerage commissions paid to parties unaffiliated with Tobiases).

               (c) Lender shall release its security interest in some or all of the Stock upon a sale of such Stock by the owner thereof that is approved in writing by Lender, at a price approved in writing by Lender, provided that all proceeds of such sale net of reasonable brokerage commissions, are delivered to Lender.

Notwithstanding any provision hereof seemingly to the contrary, in no event shall Lender release the last remaining Collateral without repayment in full of the entire Indebtedness. Lender agrees to deliver such documentation as may be reasonably necessary to accomplish the release or reconveyance of Collateral as described above within ten (10) business days after any preconditions to such release or reconveyance have been satisfied.

        Section 3.5 Subordination of Bell Street Deed of Trust. Lender shall subordinate the lien of the Bell Street Deed of Trust to the lien of a new deed of trust in favor of an institutional lender to secure a construction loan to 55 Bell Street, provided that (i) at the time Borrower requests such subordination there is no default or Event of Default pending hereunder or under any of the other Loan Documents, nor has any event occurred that with the passage of time, the giving of notice, or the lapse of any period of grace ripen into a default;
(ii) Lender fully approves, in its reasonable discretion, the nature and scope of the proposed construction and improvement work and its potential impact on the value of the Bell Street Property, based on Lender's review of such plans and specifications for the construction project, construction contractor and architect's contracts, development agreements, appraisals, building and development permits and licenses, income projections, credentials of the proposed architect or contractor, and other information regarding the proposed construction project that Lender may request of Borrower; (iii) the documents and instruments evidencing and securing such construction loan are satisfactory to Lender in its reasonable discretion; and (iv) Lender is provided by such construction lender with a written commitment to provide Lender with written notice of defaults by 55 Bell Street under such construction loan and an opportunity to cure the same.

        Section 3.6 Application of Sales Proceeds. Lender may apply the amounts paid to it by reason of sale of any of the Collateral as described herein first against fees, costs, advances and late charges, if any, that are outstanding pursuant to any of the Loan Documents; then against outstanding unpaid interest, and then against the principal balance hereof.

        Section 3.7 Covenants of Additional Parties.

               (a) Alex Tobias hereby consents to the terms of this Agreement and the Note and confirms and agrees that the community property interest of Borrower and Alex Tobias, as well as any separate property of Borrower, are bound by all covenants and agreements of Borrower. Alex Tobias hereby agrees to cooperate fully in providing Lender with any financial statements or tax returns required of Borrower hereunder. Alex Tobias further agrees to join in the execution of the Union Street Second Deed of Trust and to cooperate in providing the Title Insurer with such affidavits and certificates necessary for the issuance of the Title Policy on the Union Street Property.

               (b) 55 Bell Street hereby consents to the terms of this Agreement and agrees to cooperate in the execution and delivery of the Bell Street Deed of Trust on the terms and conditions set forth herein. 55 Bell Street hereby agrees to cooperate fully in providing Lender with any financial statements or tax returns required of 55 Bell Street hereunder, and in providing any information regarding any proposed construction project and construction loan affecting the Bell Street Property, as described in Section 3.5 hereof. In addition, 55 Bell Street agrees to execute and deliver to the Title Insurer such financial statements, affidavits, certificates and organizational documents and resolutions as are necessary for the Title Insurer to issue the Title Policy on the Bell Street Property consistent with the requirements hereof.

                                   ARTICLE IV

                             CONDITIONS OF BORROWING

        Section 4.1 Conditions Precedent to Initial Borrowing. The obligation of Lender to make the initial Advance hereunder is subject to the following conditions precedent:

               (a) Lender shall have received the following documents in form and substance satisfactory to Lender and duly executed by the parties thereto:

                      (i) The Note;

                      (ii) The Amendments;

                      (iii) The Deeds of Trust; and

                      (iv) The other documents referenced in Section 3 hereof.

               (b) A current personal financial statement and a copy of the most recent federal income tax return, for (i) Borrower and Alex Tobias and (ii) 55 Bell Street.

               (c) Irrevocable commitment of the Title Insurer to issue in favor of Lender the Title Policies.

               (d) Evidence satisfactory to Lender that all insurance coverage required pursuant to the terms of the Deeds of Trust is in full force and effect with respect to the Real Property Collateral.

               (e) Evidence that the execution and delivery of the Bell Street Deed of Trust has been duly authorized by all necessary action of 55 Bell Street Properties LLC.

               (f) Evidence that any required authorizations and approvals have been granted to allow Borrower, acting in a trustee capacity, to execute and deliver the Amendments the Security Agreement and the Account Control Agreement, as so amended, purport to encumber any Stock owned by a trust rather than by Borrower individually.

               (g) Payment of all fees and closing costs and expenses of Lender (including without limitation, attorneys' fees, title insurance premiums, escrow fees, and recording fees) due pursuant to Section 8.4(a) hereof.

        Section 4.2 Conditions Precedent to Each Borrowing. The obligation of Lender to make Advances shall be subject to the following further conditions precedent that, on the date of an Advance pursuant to Section 2.4 hereof, the following statements shall be true and correct, and the making by Borrower of the applicable Request for Advance shall constitute its representation and warranty that as of the date such Request for Advance is given, the following statements are true and correct:

                      (i) The representations and warranties contained in
Article V of this Agreement, in each of the Deed of Trust, in the Security Agreement, and in any of the other Loan Documents are correct in all material respects as though made on and as of such date, unless such representations and warranties are expressly stated to be made as of an earlier date;

                      (ii) No event has occurred and is continuing, or would result from such Borrowing, conversion or continuation, which constitutes or would constitute an Event of Default or Default;

                      (iii) The most recent financial statements of Borrower delivered pursuant to Section 6.3 present fairly the financial position of Borrower as of the date of, and for the periods presented in, such financial statements, and since the date of such financial statements there has not been any material adverse change in the financial condition of Borrower; and

                      (iv) Borrower is in compliance with all covenants contained in Article VI of this Agreement.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

        Borrower represents and warrants to Lender as follows:

        Section 5.1 Authorization; No Breach. The execution, delivery, and performance of this Agreement and all other Loan Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

        Section 5.2 Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

        Section 5.3 Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and to general principles of equity (whether considered in a proceeding at law or in equity).

        Section 5.4 Real Properties. Except for Permitted Liens and real property leases, Borrower owns and has good title to the Real Property Collateral free and clear of all Liens, and has not executed any mortgages, deeds of trust, security documents or financing statements relating to such properties.

        Section 5.5 Names. Borrower's full legal name is exactly as shown in the first paragraph of this Agreement. Borrower has not used, or filed a financing statement under, any name other than its true legal name for at least the last five (5) years. All of Borrower's properties are titled in Borrower's true legal name.

        Section 5.6 Compliance with Law. The Real Property Collateral is in compliance with all applicable laws, rules, regulations and court and administrative orders, except to the extent that failure so to comply could not reasonably be expected to have a Material Adverse Effect.

        Section 5.7 Hazardous Substances. The Real Property Collateral is in all material respects in compliance with all applicable laws and regulations relating to the environment, including without limitation, all laws and regulations relating to pollution and environmental control.

        Section 5.8 Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower or the Real Property Collateral is pending or threatened, and no other event has occurred which could reasonably be expected to have a Material Adverse Effect.

        Section 5.9 Taxes. All tax returns and reports of Borrower that are required to have been filed, have been filed, and all taxes, assessments and other governmental charges which have become due and payable by Borrower have been paid in full, except those presently being or to be contested by Borrower in good faith, by appropriate proceedings.

        Section 5.10 Lien Priority. Except for Permitted Liens, there is no Lien on or affecting any of the Collateral that would be prior to Lender's Lien on and security interest in such Collateral.

        Section 5.11 Borrower's Residence. Borrower's principal residence is located at 55 Bell Street, Suite 200, Seattle, Washington 98121.

        Section 5.12 Information. All information furnished by Borrower to Lender in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

        Section 5.13 Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in entering into this Agreement and the other Loan Documents. Such representations and warranties shall be continuing in nature and shall remain true and correct until all of the Indebtedness has been paid in full, or until Lender's Commitment to make Advances hereunder has been permanently terminated in writing, whichever is the last to occur.

        Section 5.14 Business Purpose. The proceeds of the Advances will be used principally for business and commercial purposes, and not principally for personal, household or consumer purposes.

                                   ARTICLE VI

                                    COVENANTS

        So long as the Note or any other amount payable by Borrower under the Loan Documents shall remain unpaid or Lender shall have any Commitment hereunder, Borrower covenants and agrees that:

        Section 6.1 Payment of Indebtedness.

He will pay when due pursuant to the terms of this Agreement and the other Loan Documents all obligations accruing thereunder, including without limitation any fees, costs, expenses incurred by and advances made by Lender pursuant to the terms of either of the Deeds of Trust, or pursuant to the Security Agreement or the Control Agreement, as amended. All such sums (other than principal and interest accruing hereunder) shall be paid by Borrower to Lender within five (5) Business Days' after written notice from Lender to Borrower, and if not so paid shall thereafter bear interest at the Default Rate specified herein.

        Section 6.2 Changes in Financial Condition; Litigation. He will promptly inform Lender in writing of (i) all material adverse changes in Borrower's financial condition, and (ii) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower which could reasonably be expected to have a Material Adverse Effect.

        Section 6.3 Financial Statements and Tax Returns. He will provide Lender each year, no later than 30 days after the end of the fiscal year of Borrower and Alex Tobias and 55 Bell Street with copies of a current financial statement as of the end of such fiscal year, and provide Lender with copies of the federal income tax returns for each such party no later than 10 days after filing of such return.

        Section 6.4 Compliance With Law. He will conduct his business affairs in a reasonable and prudent manner and in compliance with all applicable laws, ordinances, rules, regulations and court and administrative orders, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

        Section 6.5 Use of Proceeds. He will use the proceeds of the Advances only for the repayment of existing indebtedness of Borrower secured by the Real Property Collateral, and for general working capital purposes, and not use any portion thereof, directly or indirectly: (a) to purchase or carry any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System); (b) to extend credit to others for any purpose; or (c) for any purpose that violates, or is inconsistent with, the provisions of Regulations U, T or X of the Board of Governors of the Federal Reserve System.

        Section 6.6 Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Borrowings and to perfect all Lender's Liens on and security interests in the Collateral or otherwise to carry out the purpose and intent of this Agreement.

                                  ARTICLE VII

                              DEFAULT AND REMEDIES

        Section 7.1 Events of Default. Each of the following events shall constitute an event of default ("Event of Default") under this Agreement.

               (a) Default on Indebtedness to Lender. Failure of Borrower (i) to pay when due any principal of or interest on the Advances, or (ii) to pay when due any other amount due under this Agreement or under any of the other Loan Documents and, in the case of a failure described in the foregoing clause (ii), the continuance thereof for a period of three (3) Business Days.

               (b) Covenant Default. Failure by Borrower to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the other Loan Documents, or in any other present or future agreement between Borrower and Lender and as to any Default under such other term, provision, condition, covenant or agreement that can be cured and does not pose an imminent risk of loss to Lender, has failed to cure such Default within ten (10) days after Borrower receives written notice thereof from Lender or any officer, member, manager or partner of Borrower becomes aware thereof; provided, however, that if the Default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such Default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed an additional thirty (30) days) to attempt to cure such Default, and within such reasonable time period the failure to have cured such Default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period).

               (c) Material Adverse Change. If there occurs a material adverse change in the financial condition of Borrower, or if there is a material impairment of the prospect of repayment of any portion of the Indebtedness owing by Borrower under this Agreement and the other Loan Documents, or a material impairment of the value or priority of Lender's security interests in the Collateral.

               (d) Insolvency. If (i) Borrower becomes insolvent, (ii) an Insolvency Proceeding is commenced by Borrower, or (iii) an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within sixty (60) days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding).

               (e) Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any representation or warranty set forth herein, or in any of the other Loan Documents.

        Section 7.2 Remedies. At any time after the occurrence and during the continuance of an Event of Default, Lender may, by notice to Borrower, (a) declare the obligation of Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (b) declare (i) the Note and all interest thereon and (ii) all other amounts payable under this Agreement and the other Loan Documents to be immediately due and payable, whereupon the Note, all such interest, and all such other amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that if an Insolvency Proceeding by or against Borrower shall be commenced, (A) the obligation of Lender to make Advances shall automatically be terminated and (B) the Note, all interest thereon, and all other amounts payable under this Agreement and the other Loan Documents shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower.

        Section 7.3 Cumulative Remedies. After the occurrence and during the continuance of an Event of Default, Lender may proceed to enforce the Loan Documents by exercising such remedies as are available thereunder or in respect thereof under applicable law, whether for specific performance of any covenant or other agreement contained in the Loan Documents or in aid of the exercise of any power granted in the Loan Documents. No remedy conferred in this Agreement or the other Loan Documents is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or therein or now or hereafter existing at law, in equity, by statute or otherwise.

        Section 7.4 Application of Payments. After the occurrence and during the continuance of an Event of Default, Lender shall apply all funds received in respect of amounts owing under this Agreement and the other Loan Documents in such order as Lender may determine in its sole discretion notwithstanding any instruction from Borrower.

        Section 7.5 Good Faith Negotiation. If Borrower cannot repay principal and accrued interest in full upon the maturity of the Note, Borrower and Lender shall in good faith attempt to negotiate an extension of the term of the Note upon commercially reasonable terms and conditions. If no agreement is reached within two weeks of the maturity date of the Note, then the parties obligation to continue to negotiate an extension shall terminate. Nothing in this section shall require either Lender or Borrower to agree upon any such extension.

                                  ARTICLE VIII

                                  MISCELLANEOUS

        Section 8.1 Amendments. An amendment or waiver of any provision of this Agreement or the other Loan Documents, or a consent to any departure by Borrower therefrom, shall be effective against Lender if, but only if, it shall be in writing and signed by Lender, and then such a waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        Section 8.2 Notices. Except as otherwise specifically provided in this Agreement, all notices and other communications provided for hereunder shall be in writing and mailed, telecopied or otherwise transmitted or delivered, if to Borrower, at:

                             Martin Tobias
                             55 Bell Street, Suite 200
                             Seattle, Washington  98121

if to Lender, to its address as set forth under its name on the signature page of this Agreement; or, as to any party, at such other address as shall be designated by such party in a written notice to the other party or parties. All such notices and communications shall, (a) if mailed, be effective three (3) Business Days following deposit in the United States mail, postage prepaid; (b) if delivered by recognized overnight delivery service (such as Federal Express) be effective upon delivery and (c) if telecopied, be effective when telecopied and electronic confirmation of transmission is received, except that notices and communications to Lender pursuant to Article II shall not be effective until received by Lender.

        Section 8.3 No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein and in the other Loan Documents are cumulative and not exclusive of any remedies provided by law.

        Section 8.4 Costs and Expenses; Indemnification.

               (a) Costs of Preparation and Administration of Loan Documents. Whether or not the transactions provided for in this Agreement are consummated, Borrower shall pay on demand: (i) the reasonable fees and out-of-pocket expenses of counsel for Lender in connection with the preparation, execution, delivery and performance of this Agreement and the other Loan Documents and any amendments or modifications thereof or waivers or consents with respect thereto;
(ii) any and all recording fees, escrow fees, UCC-1 filing fees, title insurance premiums, and all other out-of-pocket costs and expenses payable in connection with the execution and delivery of this Agreement and the other Loan Documents and the administration thereof, and shall save Lender harmless from and against any and all liabilities resulting from Borrower's failure to pay any amounts Borrower is required to pay pursuant to this Section 8.4.

               (b) Costs of Enforcement. In the event of any Default or Event of Default under this Agreement, or in the event that any dispute arises (whether or not such dispute is with Borrower) relating to the interpretation, enforcement or performance of this Agreement or any of the other Loan Documents, Lender shall be entitled to collect from Borrower on demand all reasonable fees and expenses incurred in connection therewith, including but not limited to fees of attorneys, accountants, appraisers, environmental inspectors, consultants, expert witnesses, arbitrators, mediators and court reporters. Without limiting the generality of the foregoing, Borrower shall pay all such costs and expenses incurred in connection with: (i) arbitration or other alternative dispute resolution proceedings, trial court actions and appeals;

(ii) bankruptcy or other insolvency proceedings of Borrower or any other party liable for any of the obligations under this Agreement or any of the other Loan Documents, or any party having any interest in any security for any of those obligations; (iii) judicial or nonjudicial foreclosure on, or appointment of a receiver for, any property securing the obligations of Borrower; (iv) post-judgment collection proceedings; (v) all claims, counterclaims, cross-claims and defenses asserted in any of the foregoing whether or not they arise out of or are related to this Agreement or any other Loan Document; (vi) all preparation for any of the foregoing; and (vii) all settlement negotiations with respect to any of the foregoing.

               (c) Indemnification. Borrower agrees to indemnify and hold each of Lender, and its officers, directors, employees and agents (collectively, "Indemnified Parties" and, individually, an "Indemnified Party") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages and expenses (regardless of whether such Indemnified Party is a party to the action for which indemnification hereunder is sought), including without limitation reasonable attorneys' fees and disbursements (the "Indemnified Liabilities") incurred by any of the Indemnified Parties as a result of, or arising out of, or relating to (i) the execution, delivery, enforcement, performance and administration of this Agreement and the other Loan Documents or (ii) the use of the proceeds of any Advance, except for any such Indemnified Liabilities arising on account of the relevant Indemnified Party's gross negligence or intentional misconduct.

               (d) Survival. The provisions of this Section 8.4 shall survive the termination of the commitment to lend under this Agreement and the repayment of the Loan and all other amounts payable under the Loan Documents.

        Section 8.5 Binding Effect; Assignments and Participations. This Agreement shall become effective when it shall have been executed by Borrower and Lender and thereafter shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender, which Lender may grant or withhold in its sole and absolute discretion. Lender may assign or grant participations to one or more banks or other entities in or to all or any part of its rights and obligations under this Agreement and the other Loan Documents.

        Section 8.6 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        Section 8.7 Governing Law. All of the Loan Documents shall be governed by and construed in accordance with the laws of the state of Washington as applicable to contracts entered into in the state of Washington between residents of such state and which are to be wholly performed in such state.

        Section 8.8 Jurisdiction and Venue; Waive of Jury Trial

               (a) Jurisdiction and Venue. Any legal action or proceeding seeking to enforce this Agreement or any other Loan Document or to recover damages for the breach thereof, or based upon or arising out of any transaction provided for in this Agreement or the other Loan Documents, whether sounding in contract, tort or otherwise, shall, at the sole option of Lender, be brought in or transferred to the Superior Court of Washington for King County or the United States District Court for the Western District of Washington at Seattle. Each of Borrower and Lender consents (for itself and for its successors, assigns, participants and property) to the non-exclusive jurisdiction of such courts and of the related appellate courts with respect to all such actions and proceedings and waives any objection it may now or hereafter have to the laying of venue therein including but not limited to any objection based on the ground that either such court is an inconvenient forum. Notwithstanding the foregoing, Lender may bring any such action or proceeding in any other court having jurisdiction.

               (b) WAIVER OF JURY TRIAL. EACH OF BORROWER AND LENDER (FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND PARTICIPANTS) WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS PROVIDED FOR HEREIN OR THEREIN, IN ANY LEGAL ACTION OR PROCEEDING OF ANY TYPE BROUGHT BY ANY PARTY TO ANY OF THE FOREGOING AGAINST ANY OTHER SUCH PARTY, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT SITTING WITHOUT A JURY.

               (c) Application to Certain Actions. Without limiting the foregoing, the provisions of the above Subsections (a) and (b) shall apply to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of this Agreement or the other Loan Documents or any provision hereof or thereof. Such subsections shall apply to all amendments, renewals, supplements and modifications of this Agreement and the other Loan Documents.

        Section 8.9 No Fiduciary Duty. Borrower acknowledges that Lender has no fiduciary relationship with, or fiduciary duty to, Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Lender, on the one hand, and Borrower, on the other, in connection herewith or therewith is solely that of creditor and debtor. None of this Agreement or the other Loan Documents create a joint venture among the parties.

        Section 8.10 Severability. Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability in such jurisdiction without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision of any other Loan Documents prohibited or unenforceable in any respect.

        Section 8.11 Entire Agreement. This Agreement and the other Loan Documents constitute the final and complete expression of the parties with respect to the transactions contemplated by this Agreement and replace and supersede all prior discussions, negotiations and understandings with respect thereto. Neither this Agreement nor any term hereof nor of the other Loan Documents may be changed, waived, discharged or terminated except as provided herein.

        Section 8.12 Descriptive Headings. The descriptive headings of the various provisions of this Agreement are for convenience of reference only, do not constitute a part hereof, and shall not affect the meaning or construction of any provision hereof.

        Section 8.13 Gender and Number. Whenever appropriate to the meaning of this Agreement or the other Loan Documents, use of the singular shall be deemed to refer to the plural, the use of the plural to the singular, and pronouns of certain gender to either or both the other genders.


                                  [END OF TEXT]

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LEND MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


        BORROWER:


                                        ________________________________________
                                        MARTIN TOBIAS


        LENDER:                         LOUDEYE TECHNOLOGIES, INC.,
                                        a Delaware corporation


                                        By _____________________________________
                                           Its _________________________________


                                        Address for Notices:
                                        414 Olive Way, Suite 500
                                        Seattle, WA 98101

                                        Telecopy: ______________________________

        ADDITIONAL PARTIES:


                                        ________________________________________
                                        ALEX TOBIAS


                                        55 BELL STREET PROPERTIES, LLC, a
                                        Washington limited liability company


                                        By: ____________________________________
                                            Its: _______________________________



                      (Signature Page for Credit Agreement)

                                    EXHIBIT A

                                 PROMISSORY NOTE


$2,000,000.00                                                Seattle, Washington
                                                           _______________, 2001

        For value received, MARTIN TOBIAS ("Borrower") promises to pay to the order of LOUDEYE TECHNOLOGIES, INC., a Delaware corporation ("Lender") the unpaid principal amount of all Borrowings made by Lender to Borrower pursuant to the Credit Agreement (as such term is defined below), in the amount of TWO MILLION DOLLARS ($2,000,000), or so much thereof as may have been advanced by Lender to or for the benefit of Borrower, on the dates and otherwise as provided in the Credit Agreement. Borrower promises to pay interest on the unpaid principal amount of all Borrowings on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof, shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal of and interest on any Borrowing shall be made as provided in the Credit Agreement.

        All Advances and the interest rates from time to time applicable thereto, and all payments of the principal thereof shall be recorded by Lender in accordance with its usual practices; provided, that the failure of Lender to make any such recordation shall not affect the obligations of Borrower hereunder or under the Credit Agreement.

        Borrower hereby waives diligence, presentment, demand, protest and, except for notices required to be given pursuant to the Credit Agreement, notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

        This Note is the Note referred to in the Credit Agreement dated as of October 26, 2001 between Borrower and Lender (as the same may be amended, modified, extended, renewed or supplemented from time to time, the "Credit Agreement"). Capitalized terms used in this Note without definition have the meanings assigned to them in the Credit Agreement. Reference is made to the Credit Agreement for provisions for the optional prepayment and the repayment hereof and the acceleration of the maturity hereof. This Note is governed by the laws of the State of Washington.

        The indebtedness of Borrower evidenced by this Note includes the indebtedness of Borrower resulting from Advances made by Lender to Borrower from time to time pursuant to the Credit Agreement.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LEND MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.



                                        _______________________________________
                                        MARTIN TOBIAS

                                    EXHIBIT B

                               REQUEST FOR ADVANCE


Loudeye Technologies, Inc.
414 Olive Way, Suite 500
Seattle, Washington 98101                          Date: ________________, _____

Attention:  ______________________

        This refers to the Amended and Restate Credit Agreement dated as of November 30, 2001 (the "Credit Agreement") (capitalized terms used herein and not otherwise defined have the meanings given to them in the Credit Agreement), between the undersigned ("Borrower") and Loudeye Technologies, Inc. ("Lender"), and hereby gives Lender notice, irrevocably, pursuant to Article II of the Credit Agreement that Borrower hereby requests an Advance under the Credit Agreement in the principal amount of $______________.

        CERTIFICATIONS

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing, before and immediately after giving effect thereto and to the application of the proceeds therefrom:

        (A) The representations and warranties contained in Article IV of the Credit Agreement are true and correct as though made on and as of such dates, unless such representations and warranties are expressly stated to be made as of an earlier date;

        (B) The most recent financial statements of Borrower and 55 Bell Street delivered pursuant to Section 6.3 of the Credit Agreement present fairly the financial position of Borrower and 55 Bell Street, as applicable, as of the date of, and for the periods presented in, such financial statements, and since the date of such financial statements there has not been any Material Adverse Change in the financial condition of Borrower or of any of the Collateral (as defined in the Credit Agreement);

        (C) Borrower is in full compliance with all covenants contained in Articles V and VI of the Credit Agreement.

        (D) No event has occurred and is continuing, or would result from such Proposed Borrowing, which constitutes or would constitute an Event of Default or a Default under the Credit Agreement.

                                        Very truly yours,


                                        Martin Tobias



                                       B-1